UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2022

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Gateway Boulevard Newark, CA (Address of Principal Executive Offices)	94560 (Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2022, Lucid USA, Inc., a subsidiary of Lucid Group, Inc. (“Lucid”), entered into (1) General Terms and Conditions for Prototype and Production Parts and Services (the “GTC”) with Panasonic Energy Co., Ltd. (“Panasonic”), (2) a Production Pricing Agreement (the “PIDSA PPA”) with Panasonic Corporation of North America doing business as Panasonic Industrial Devices Sales Company of America (“PIDSA”), (3) a Production Pricing Agreement (the “PECNA PPA”) with Panasonic Energy Corporation of North America (“PECNA” and together with Panasonic and PIDSA, “Supplier”), (4) an Affiliate Participation Agreement with PIDSA, pursuant to which PIDSA entered into the PIDSA PPA and became a supplier under the GTC (the “PIDSA Affiliate Agreement”), and (5) an Affiliate Participation Agreement with PECNA, pursuant to which PECNA entered into the PECNA PPA and became a supplier under the GTC (together with the GTC, PIDSA PPA, PECNA PPA, and the PIDSA Affiliate Agreement, the “Agreements”).

Pursuant to the terms of the Agreements, Lucid has agreed to purchase an aggregate of approximately $5 billion (including the prepayment amount discussed below) of lithium-ion battery cells from Supplier, subject to certain conditions and adjustments, beginning in 2023 through 2031.

Under the PECNA PPA, Lucid has also agreed to make a non-refundable prepayment, in accordance with an agreed payment schedule, subject to certain milestones, for PECNA to make capital expenditures necessary to commence production and supply of battery cells.

The GTC contains customary representations and warranties, indemnification and other provisions and its terms apply to the PECNA PPA and the PIDSA PPA.

The foregoing description of the material terms of each of the Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, reference to such Agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

Item 7.01	Regulation FD Disclosure.

On December 13, 2022, Lucid Group, Inc. issued a press release relating to its entry into the agreements described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Lucid Press Release Dated December 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022	Lucid Group, Inc.

	By:	/s/ Sherry House
Sherry House Chief Financial Officer